Income Taxes	9 Months Ended
Sep. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision for income taxes is based upon the estimated annual effective tax rates for the year applied to the current period loss before tax plus the tax effect of any significant unusual items, discrete events or changes in tax law. Fluctuations in the distribution of pre-tax income among the Company’s operating subsidiaries can lead to fluctuations of the effective tax rate in the condensed consolidated financial statements. In the three months ended September 30, 2019 and 2018 the actual effective tax rates were 14.5% and 17.4%, respectively, and in the nine months ended September 30, 2019 and 2018, the actual effective tax rates were 12.0% and 13.5%, respectively. The decrease in the effective tax rate for the three months and nine months ended September 30, 2019 as compared to the three and nine months ended September 30, 2018 was due to a slightly lower percentage of costs qualifying as research and development expenses and US tax treatment of Foreign Derived Intangible Income (FDII).
The actual effective tax rates are lower than the 19% statutory rate of U.K. tax primarily due to administration of the U.K. research and development tax credit.
The tax benefit for the three months ended September 30, 2019 increased to $4.6 million from $2.2 million for three months ended September 30, 2018 due to increased R&D expense and U.S tax treatment of the FDII.
The tax benefit for the nine months ended September 30, 2019 increased to $11.3 million from $5.9 million for the nine months ended September 30, 2018 due to increased R&D expense and U.S tax treatment of the FDII.
The Company currently does not recognize a deferred tax asset from its accumulated losses and records a full valuation allowance against the net deferred tax asset as the recoverability due to future taxable profits is unknown.